                                 EXHIBIT 10.49

                            GROUND LEASE AGREEMENT

                            FOR THE AVNET BUILDING

                               ASU RESEARCH PARK
                                     LEASE

                         FUNDAMENTAL LEASE PROVISIONS
                         ----------------------------


EFFECTIVE DATE:                         April 5, 1999

LANDLORD:                               PRICE-ELLIOTT RESEARCH PARK, INC., an
                                        Arizona nonprofit corporation

TENANT:                                 RYAN COMPANIES US, INC., a Minnesota
                                        corporation

DEMISED PREMISES:                       Lots 32, 31 and Lot 30, containing 9.63
                                        net acres (14.15 gross acres) and
                                        419,594.7 net square feet (616,206.9)
                                        gross square feet). See Exhibits A and
                                        A-1.

LEASE TERM:                             From the date hereof through September
                                        30, 2083, subject to Tenant's right to
                                        terminate the Term, as provided in
                                        Section 2.

RENT COMMENCEMENT DATE:                 See Section 3.

ANNUAL RENT:                            See Section 3.

MUNICIPAL SERVICE FEE:                  $0.09157 per square foot of Floor Area
                                        constructed on the Demised Premises per
                                        year, payable in twelve equal monthly
                                        installments, subject to adjustments as
                                        provided in Section 6(d).

COMMON AREA EXPENSES:                   Allocable Share payable monthly
                                        beginning on the Rent Commencement Date.

INFRASTRUCTURE
ASSESSMENT:                             $314,696.00 based upon $.75 per net
                                        square foot of land area, payable on the Effective Date. See Section 9.

SECURITY DEPOSIT:                       None Required.

PERMITTED USES:                         The Demised Premises may be used as
                                        corporate, national or regional
                                        headquarters of a division, subsidiary
                                        or affiliate of Avnet, Inc. and any
                                        other use permitted under the
                                        Restrictions attached hereto as Exhibit
                                        G. Unlimited manufacturing is prohibited
                                        (A.R.S. (S) 15-1636).

RESTRICTIONS:                           Attached hereto as Exhibit G.

ADDRESS OF LANDLORD:                    8750 South Science Drive
                                        Tempe, Arizona 85284

ADDRESS OF TENANT:                      3131 E. Camelback Road
                                        Suite 220
                                        Phoenix, Arizona 85016
                                        Attn: John L. Strittmatter

The foregoing Fundamental Lease Provisions are an integral part of this Lease, and each reference in the body of the Lease to any Fundamental Lease Provisions shall be construed to incorporate all of the terms set forth above with respect to such Provisions.

                               TABLE OF CONTENTS
Section                                                                            Page
         1.   DEMISED PREMISES.......................................................  1
              ----------------

         2.   TERM...................................................................  2
              ----

         3.   RENT...................................................................  3
              ----

         4.   ADDITIONAL CHARGES.....................................................  5
              ------------------

         5.   NO COUNTERCLAIM OR ABATEMENT OF ADDITIONAL CHARGES.....................  5
              --------------------------------------------------

         6.   RENTAL TAXES, UTILITIES, REAL ESTATE TAXES AND MUNICIPAL SERVICE FEE...  5
              --------------------------------------------------------------------

         7.   USE OF DEMISED PREMISES................................................ 10
              -----------------------

         8.   CONSTRUCTION BY TENANT................................................. 10
              ----------------------

         9.   INFRASTRUCTURE ASSESSMENT.............................................. 11
              -------------------------

         10.  MAINTENANCE AND REPAIRS................................................ 11
              -----------------------

         11.  REGULATORY REQUIREMENTS................................................ 11
              -----------------------

         12.  INDEMNIFICATION........................................................ 13
              ---------------

         13.  INSURANCE.............................................................. 14
              ---------

         14.  LIENS.................................................................. 15
              -----

         15.  DAMAGE OR DESTRUCTION.................................................. 15
              ---------------------

         16.  EMINENT DOMAIN......................................................... 15
              --------------

         17.  DEFAULTS AND REMEDIES.................................................. 16
              ---------------------

         18.  ASSIGNMENT AND SUBLETTING.............................................. 19
              -------------------------

         19.  HYPOTHECATION OF LEASEHOLD ESTATE...................................... 19
              ---------------------------------

         20.  SUBORDINATION.......................................................... 21
              -------------

21.  ESTOPPEL CERTIFICATE................................................... 22
     --------------------

22.  GOVERNING LAW.......................................................... 23
     -------------

23.  STATUS OF TENANT....................................................... 23
     ----------------

24.  SUCCESSORS AND ASSIGNS................................................. 23
     ----------------------

25.  ATTORNEYS' FEES........................................................ 23
     ---------------

26.  PERFORMANCE BY TENANT.................................................. 23
     ---------------------

27.  MORTGAGE PROTECTION.................................................... 24
     -------------------

28.  WAIVER................................................................. 24
     ------

29.  EXAMINATION OF LEASE................................................... 24
     --------------------

30.  TIME................................................................... 24
     ----

31.  PRIOR AGREEMENTS, AMENDMENTS........................................... 24
     ----------------------------

32.  SEVERABILITY........................................................... 25
     ------------

33.  RECORDING.............................................................. 25
     ---------

34.  LIMITATION ON LIABILITY................................................ 25
     -----------------------

35.  NONSUBORDINATED SUBLEASE............................................... 25
     ------------------------

36.  CONSENT OF LANDLORD AND TENANT......................................... 25
     ------------------------------

37.  RECAPTURE BY LANDLORD.................................................. 25
     ---------------------

38.  TITLE OF IMPROVEMENTS.................................................. 26
     ---------------------

39.  SURRENDER.............................................................. 26
     ---------

40.  RESTRICTIONS - AMENDMENTS.............................................. 26
     -------------------------

41.  QUIET POSSESSION....................................................... 27
     ----------------

42.  WATER RESOURCES........................................................ 27
     ---------------

43.  NOTICES................................................................ 27
     -------

     44.  BROKERS......................................................... 28
          -------

     45.  NET LEASE....................................................... 28
          ---------

     46.  TENANT'S TITLE INSURANCE........................................ 28
          ------------------------

     47.  HEIGHT RESTRICTIONS............................................. 28
          -------------------

     48.  COMMON DRIVEWAY EASEMENT........................................ 28
          ------------------------


EXHIBITS:
--------

Exhibit A    Legal Description of the Demised Premises
Exhibit A-1  Site Plan of the Demised Premises
Exhibit B    Site Plan of the Research Park
Exhibit C    Preliminary Plan Package
Exhibit D    Lease Amendment
Exhibit E    Recognition, Non-Disturbance and Attornment Agreement
Exhibit F    Memorandum of Lease
Exhibit G    Restrictions
Exhibit H    Common Driveway Easement

                               ASU RESEARCH PARK
                                     LEASE


          1.   DEMISED PREMISES
               ----------------

               (a) Subject to the covenants and conditions herein contained, Landlord hereby leases to Tenant, and Tenant leases from Landlord (this "Lease"), the land situated in the City of Tempe, Maricopa County, Arizona, legally described on Exhibit A attached hereto and graphically depicted on Exhibit A-1 attached hereto (the "Land"). Said Land is hereinafter referred to as the "Demised Premises". The Demised Premises is a part of an integrated research park development located within the City of Tempe, Arizona ("Research Park") which is graphically depicted on the Site Plan attached hereto as Exhibit
B. It is acknowledged that Landlord has an interest in the Research Park as a ground lessee under that certain Ground Lease dated October 8, 1984, and all amendments thereto ("Ground Lease"), wherein the Arizona Board of Regents, acting for and on behalf of Arizona State University, appears as Lessor ("Ground Lessor"). This Lease is a sublease under the Ground Lease.

               (b) The legal description and the net square footage for the Demised Premises as set forth in Exhibit A-1 and the Fundamental Lease Provisions, respectively, are predicted upon the eventual abandonment of a portion of that certain Research Park roadway known as "Science Drive" by the City of Tempe and other regulatory bodies having jurisdiction over the proposed abandonment. The portion of Science Drive for which abandonment will be sought is delineated on Exhibit A-1.

               (c) Upon execution of this Lease, Tenant shall process the Science Drive abandonment on behalf of Ground Lessor and Landlord at Tenant's sole expense. Landlord agrees to cooperate with Tenant in processing such abandonment. In the event the abandonment is not completed prior to the Rent Commencement Date, Tenant shall so notify Landlord. Landlord shall then have the right, but not the obligation, to join with Tenant to obtain completion of such abandonment. If, within sixty (60) days after Tenant's notice to Landlord, the abandonment has not been completed, Tenant may terminate this Lease upon written notice to Landlord and shall be entitled to receive a refund of all monies paid Landlord under this Lease prior to such termination. Notwithstanding the foregoing, Tenant shall not have the right to terminate this Lease and receive such a refund if the failure of the abandonment or failing to pay such fees or submit such plans, drawings and documentation as the City of Tempe may require.

               (d) In connection with the Science Drive abandonment, Landlord and Tenant covenant as follows:

                    (i) Tenant shall not demolish or alter any of the improvements in or about Science Drive until Tenant shall have obtained at its expense all governmental permits and approvals necessary to process the proposed abandonment with the City of Tempe and any other regulatory bodies having jurisdiction over the proposed abandonment.

                    (ii) Tenant, at its sole expense, shall relocate those utilities or other improvements now located within or about Science Drive which the City of Tempe and/or Landlord require to be relocated.

                    (iii) Prior to completion of Tenant's Improvements, Tenant shall, at its sole expense, relocate all dedicated public easements which the City of Tempe may require to be relocated as a condition to such abandonment.

                    (iv) In the event Tenant damages or destroys any landscaping or other improvements located within the Common Area of the Research Park or within or about any dedicated public right-of-way, then Tenant shall repair, replace and restore all such landscaping and other Improvements to their condition existing prior to commencement of Tenant's construction. Tenant shall take all necessary action to prohibit the use of such public access ways during the period of Tenant's construction.

                    (v) Tenant shall cause the construction of any replacement roadway, cul-de-sac, curb cuts, alternative access, sidewalks, bicycle paths and any other Improvements which may be required by the City of Tempe as a condition to the abandonment.


     2.   TERM
          ----

          (a) The term of this Lease ("Term") shall commence as of the date hereof (the "Effective Date") and shall expire on September 30, 2083 unless the Term shall be sooner terminated as hereinafter provided.

          (b) The term "year" as used in this Lease shall mean each period of twelve (12) consecutive months commencing on each January 1 and ending at midnight on the next succeeding December 31, except that any partial year at the beginning of the Term shall constitute the first year of the Lease, in which event the first year of the Term will be shorter than twelve months.

          (c) Tenant shall have the right to terminate this Lease prior to expiration of the 30th year. In order to exercise the termination right, Tenant must provide Landlord with written notice of Tenant's termination election not more than 360 nor less than 180 days prior to the expiration of the 30th year; provided, however, if Landlord exercises the appraisal right under Section 3(b) below, Tenant may give its notice of termination at any time within thirty (30) days after determination of Annual Rent for years 31-40. In the event Tenant exercises such termination right, Landlord may elect to (i) require that the Land be restored, at Tenant's sole cost and expense, to its original condition as of the date of termination or (ii) accept surrender of the Land with all then existing Improvements thereon. The right of termination referred to herein may not be exercised by Tenant at any time in which the Tenant is in default under this Lease.

     3.   RENT
          ----

          (a) Upon the Rent Commencement Date (as defined below), Tenant agrees to pay Annual Rent to Landlord without demand, in twelve (12) equal monthly installments in advance on the first day of each month, as follows:

Lease Years      Per Net Sq. Foot     Annual      Monthly
-----------      ----------------     ------      -------

1-10             $0.55                $230,777    $19,231
11-20            $0.72                $302,108    $25,176
21-30            $0.93                $390,223    $32,519
31-85            See (b) below

          (b) During the 30th year and again during the 60th year, Landlord shall have the option, in each such case, to cause the fair market value of the Land (as an improved parcel of land but subject to the Restrictions) to be determined by appraisal as set forth below. In each such case, the Annual Rent applicable to the Demised Premises for the ensuing ten-year period shall be equal to 10% of the fair market value of the Land. Annual Rent so determined shall be in effect for the years 31-40. Annual Rent shall then be adjusted every ten years so that Annual Rent for the years 41-50 and 51-60 shall reflect cumulative non-compounded increases of three percent (3%) per year over the Annual Rent in effect for the previous ten-year period. Likewise, Annual Rent shall be established by appraisal as set forth herein during the 60th year for the years 61-70. Annual Rent shall then be adjusted after ten years so that Annual Rent for the years 71-80 and 81 through the remainder of the Term shall reflect non-compounded cumulative increases of three percent (3%) per year over the Annual Rent in effect for the previous ten-year period.

          In order to invoke the appraisal procedure, Landlord shall provide to Tenant at least 270 days but not more than 360 days prior to expiration of the 30th year (or 60th year as the case may be) an appraisal of the Land. Tenant shall have 30 days after receipt of Landlord's appraisal either to accept Landlord's appraisal or submit to Landlord an appraisal of the Land establishing a different fair market value. Failure to provide Landlord with an appraisal before expiration of the 30-day period shall be deemed Tenant's acceptance of Landlord's appraisal. If Tenant submits its own appraisal, Landlord shall have 30 days within which to notify Tenant that it accepts or rejects Tenant's appraisal. Failure to provide such notice within the 30-day period shall constitute acceptance by Landlord of Tenant's appraisal.

          If Landlord rejects Tenant's appraisal, then the appraisers previously selected by Landlord and Tenant shall select a third appraiser, except that if the valuations of the two appraisals are less then 10% apart, the valuations shall be averaged and the resulting amount shall be the fair market value. If the appraisers are unable to agree on a third appraiser within ten (10) days, either party, by giving ten (10) days notice to the other party may apply to the American Arbitration Association for the purpose of selecting a third appraiser.

          Within thirty (30) days after the selection of the third appraiser, the third appraiser shall submit to Landlord and Tenant an appraisal of the Land. A valuation agreed upon by two of the three appraisers shall be binding upon Landlord and Tenant. If none of the appraisers agree, the values determined by the two appraisers whose valuations are closer (in absolute dollar terms, not percentage terms) shall be averaged and the resulting amount shall be the fair market value. If one valuation is equally close (in absolute dollar terms, not percentage terms) to the other two, the middle valuation shall be the fair market value.

          Landlord and Tenant each shall bear the cost of its own appraiser and shall bear one-half of the cost of the third appraiser. All appraisers shall be members of the American Institute of Real Estate Appraisers (M.A.I.) or, if such Institute shall not then exist, members of its successor or a substantially equivalent organization, and shall have at least five (5) years experience appraising commercial real estate.

          (c) All sums to be paid by Tenant to Landlord pursuant to this Lease shall be paid in lawful money of the United States to Landlord at its address, or at such other place as Landlord may from time to time designate in writing.

          (d) The "Rent Commencement Date" shall e the earlier to occur of (i) one hundred eighty (180) days following the Effective Date of this Lease as set forth in the Fundamental Lease Provisions or (ii) the date Tenant obtains a certificate of occupancy from the City of Tempe for the Improvements.

          (e) All payments of Annual Rent and "Additional Charges" (as defined in Section 4) shall be considered delinquent if not received by Landlord on or before the 10th day after the date any such payment originally became due. Tenant shall pay to Landlord a late charge equal to five percent (5%) of any amount of delinquent Annual Rent or Additional Charges. In addition, interest shall accrue on any amount of delinquent Annual Rent or Additional Charges at an annual rate equal to two (2) percentage points (2%) in excess of the annual interest rate published from time to time in the Wall Street Journal under the masthead "Money Rates" as the Prime Rate in effect as of the payment due date (or, if such Prime Rate ceases to be published, a reasonably equivalent index selected by Landlord) such interest to be adjusted quarterly and to accrue from the date such amount was originally due until the date such amount is actually paid.

     4.   ADDITIONAL CHARGES
          ------------------

     All taxes, assessment, insurance premiums, charges, costs and expenses which Tenant assumes or agrees to pay hereunder, together with all interest and penalties that may accrue thereon in the event of Tenant's failure to pay the same as herein provided, and all other damages, costs and expenses which Landlord may suffer or incur, and any and all other sums which may become due, by reason of any default of Tenant or failure on Tenant's part to comply with the agreements, terms, covenants and conditions of this Lease on Tenant's part to be performed shall be referred to herein as "Additional Charges," and, in the event of their nonpayment, Landlord shall have with respect thereto all rights and remedies herein provided the same as though Tenant failed to pay Annual Rent.

     5.   NO COUNTERCLAIM OR ABATEMENT OF ADDITIONAL CHARGES
          --------------------------------------------------

     Unless expressly provided otherwise in this Lease, the Annual Rent, and all Additional Charges payable by Tenant hereunder shall be paid without notice demand, counterclaim, setoff, recoupment, deduction or defense of any kind or nature and without abatement, suspension, deferment, diminution or reduction, and, except to the extent expressly provided otherwise in this Lease, the obligations and liabilities of Tenant hereunder shall in no way be released, discharged or otherwise affected by reason of (i) any damage to or destruction of any Improvements on the Demised Premises; (ii) any taking of the Demised Premises or any part thereof; or (iii) any restriction or prevention of or interference with any use of the Demised Premises or any part thereof not the result of a breach of this Lease by Landlord.

     6.   RENTAL TAXES, UTILITIES, REAL ESTATE TAXES AND MUNICIPAL SERVICE FEE
          --------------------------------------------------------------------

          (a) Any exercise, transaction privilege or rental occupancy tax now or hereafter actually imposed by any government or governmental agency upon Landlord on account of, attributed to, or measured by rent or other charges payable by Tenant to Landlord shall be paid by Tenant to Landlord in addition to and along with the Annual Rent and Additional Charges payable hereunder.

          (b)  Tenant shall not be required to pay, or reimburse Landlord for
(i) any local, state or federal capital levy, franchise tax, revenue tax, income tax, or profits tax of Landlord unless and to the extent such levy, tax or impost is in lieu of or a substitute for any other levy, tax or impost now or later in existence upon or with respect to the Demised Premises which, if such other levy, tax or impost were in effect, would be payable by Tenant under the provisions hereof, or (ii) any estate, inheritance, devolution, succession or transfer tax which may be imposed upon or with respect to any transfer (other than taxes in connection with a conveyance by Landlord to Tenant) of Landlord's interest in the Demised Premises.

          (c) During the Term, Tenant shall pay prior to delinquency all taxes assessed against and levied upon fixtures, furnishing, equipment and all other personal property of Tenant situated on or within the Demised Premises, and when possible Tenant shall cause said fixtures, furnishings, equipment and other personal property to be assessed and billed separately from the real property demised to Tenant. Tenant shall pay and discharge punctually, as and when the same shall become due and payable without penalty, all business, occupation and occupational license taxes.

          (d) The City of Tempe requires that Tenant be assessed and pay a municipal service fee (the "Municipal Service Fee") as hereinafter provided to reimburse the City for the cost of providing municipal services to the Research Park. The annual amount of the Municipal Service Fee payable by Tenant shall be calculated by multiplying the Aggregate number of square feet of Floor Area constructed, or to be constructed, on the Demised Premises from time to time by the "Multiplier" (determined as set forth below) in effect from time to time. With regard to new construction of Floor Area, assessment of the Municipal Service fee shall commence at the beginning of the calendar quarter following issuance of Building Permit. For the fiscal year beginning July 1, 1998, the Multiplier shall be the amount of $0.09157. Thereafter, the Multiplier shall be adjusted annually as of each July 1 ("Adjustment Date") to reflect the percentage of change in the Metropolitan Phoenix Consumer Price Index as published by Arizona State University, College of Business, Center for Business Research ("Index"), for the calendar year ended December 31 immediately preceding said Adjustment Date as compared to the Index for the calendar year ended December 31 on year earlier. Annual percentage changes shall be applied to the Multiplier in effect for the previous year. The Multiplier thus adjusted shall be rounded to the nearest tenth of a cent. So long as the City of Tempe requires the assessment of the Municipal Service Fee, Tenant shall pay to Landlord on a monthly basis, on or before the first day of each month during the Term, a sum equal to one-twelfth (1/12th of the then annual Municipal Service Fee due and payable to the City of Tempe calculated as set forth above for the Floor Area constructed, or to be constructed, on the Demised Premises. The term "Floor Area" as used in this Lease shall have the same meaning as provided in the City of Tempe Building code in effect from time to time. The aggregate number of square feet of Floor Area constructed, or to be constructed, on the Demised Premises shall be the aggregate amount of Floor Area as set forth on building permits issued by the City of Tempe to Tenant.

          (e) Landlord represents and warrants to Tenant that, to the extent of Landlord's actual knowledge, the fee estate of Ground Lessor is presently exempt from ad valorem taxes, and the leasehold interest of Landlord as lessee under the Ground Lease is not currently being taxed. In the event of a change in the law such that said ad valorem tax exempt status of Ground Lessor is no longer recognized by taxing authorities, or in the event of a change in the law such that Landlord's possessory interest shall be taxed, then Tenant shall fully pay and punctually discharge its proportionate share of all Impositions as and when they become due and payable, as provided in Section 6(g) below. "Impositions" shall include but are not limited to any and all ad valorem taxes, assessments (excluding special improvement district assessments) and other governmental taxes, impositions and charges of every kind and nature measured or calculated based on the value of the property involved, extraordinary or ordinary, general or special, unforeseen or foreseen, which at any time during the Term shall become due and payable by either Ground Lessor or Landlord.

          (f)  In the event any obligation to pay Impositions accrues under
Section 6(e) above and if the Demised Premises constitute a separate tax parcel for purposes of assessing and levying such Impositions, Tenant shall have the right to contest the amount or validity of any Impositions by appropriate legal proceedings, diligently pursued, in the name of Landlord if required by any law, rule or regulation, provided that (i) Tenant shall first make all contested payments, under protest if it desires, but if payment under protest is not permitted by the taxing authority, such contested payment need not be made, (ii) neither the Demised Premises, any part thereof, nor any interest therein shall be in any danger of being sold, forfeited, lost or interfered with, (iii) Tenant shall have furnished such security, if any, as may be required in the proceedings or reasonably requested by Landlord, and (iv) all expenses incurred in connection with such proceedings shall be paid by Tenant.

          (g)  In the event any obligation to pay Impositions accrues under
Section 6(e) above and if the Demised Premises are not separately assessed, but are part of a larger tract or parcel for assessment purposes, then Tenant shall pay to Landlord Tenant's proportionate share of such Impositions determined as follows:

                    (i) With respect to any ad valorem taxes on the land area of the larger land parcel including the Demised Premises, but not with respect to special or extraordinary assessments, Tenant shall pay that portion of such taxes which the total number of square feet of land area within the Demised Premises bears to the number of square feet of land area within such larger land parcel.

                    (ii) With respect to any special or extraordinary assessments on the larger land parcel including the Demised Premises, Tenant shall pay only that portion of such assessments which would have been levied upon the Demised Premises had the Demised Premises been separately assessed based upon the methods of assessments utilized for such assessments.

Tenant shall pay such sums to Landlord within thirty (30) days of the receipt of a written statement from Landlord indicating the amount of such Impositions as so determined and showing in reasonable detail the manner in which such Impositions were determined. Landlord, upon Tenant's request, shall furnish Tenant, within twenty (20) days thereafter, proof of Landlord's payment of said Impositions. However, in no event shall Tenant be required to make such payments more than fifteen (15) days in advance of the date such payments would be delinquent if they were to be made directly to the taxing authorities. The right to contest Impositions attributable to the Demised Premises, if not a separate tax parcel, shall initially belong to Landlord but may be exercised by Tenant at its own expense if Landlord fails to contest any Imposition after written request from Tenant to do so.

          (h) Landlord represents and warrants to Tenant that; (i) this Lease is issued on lands owned by the Arizona Board of Regents; and (ii) the Demised Premises is part of a "Research Park" as such term is now defined in A.R.S. (S) 35-701. In the event any existing or future property classification or assessment ratio which treats the Demised Premises and the Improvements to be constructed thereon more favorably for property tax purposes than they otherwise might be treated is lost or is no longer applicable due to the occurrence of an event or condition within the reasonable le control of Landlord or Ground Lessor, then the Landlord shall be responsible for that portion of the Impositions (as defined in Section 6(e)) thereafter measured by the value of the Land, and Tenant shall be responsible for that portion of the Impositions measured by the value of the Improvements. The parties agree that a change in the law regarding the taxation of interests in land or improvements located within the Research Park shall not be deemed to be an event or condition within the reasonable control of Landlord or Ground Lessor except as otherwise provided in the preceding paragraph.

          (i) All entrance and exit areas, open space, landscaped space, easements, lighting, street furniture, water bodies, jogging paths, pedestrian walkways, bicycling paths, equestrian trails, parking areas, and other similar facilities furnished by Landlord in the Research Park (herein "Common Area") are dedicated publish easements for said purposes and shall at all times be subject to the joint control and management of Landlord and the City of Tempe, and Landlord shall have the right from time to time to establish, modify and enforce reasonable non-discriminatory rules and regulations with respect to the same as long as they do not materially interfere with Tenant's normal conduct of its business on the Demised Premises. Landlord shall have the right to construct, maintain and operate lighting facilities on all said Common Area; to police the same, from time to time to change the area, grade, location and agents, customers and employees; to close temporarily all or any portion thereof; and to do and perform such other acts in and to said area as in Landlord's judgment is reasonably advisable as Landlord is contractually bound to the City of Tempe to operate and maintain the Common Area and will do so in such a manner as the common areas in similar first-class business and industrial parks located in the southwestern United States are operated and maintained.

          (j) Subject to the standards as provided in Section 6(i) above, the term "Common Area Expenses" as used herein shall mean all sums expended by Landlord and Ground Lessor in connection with the operation, maintenance, repair or replacement of the Common Area, including premiums paid for adequate public liability and property damage insurance (which insurance Landlord is hereby required to maintain throughout the Term); provided, however, that Common Area Expenses shall not include Landlord's overhead, administrative and general office expenses except as may be incurred relative to persons directly employed to perform Common Area operation, maintenance, repair or replacement services, expense for any work which Landlord performs for any other tenant of the Research Park, expenses for repairs or other work to correct original construction defects or occasioned by condemnation or by fire, windstorm, or other insurable casualty, expenses incurred in leasing or procuring new tenants for the Research Park, legal expenses incurred in enforcing the terms of any lease pertaining to the Research Park, interest or amortization payments on any mortgage or deed of trust pertaining to the Research Park, gross or net income taxes imposed on Landlord or on any rental revenue received by Landlord, expenses directly payable by any tenant of the Research Park, any costs, fines and the like due to Landlord's violation of any governmental rule or regulation; or the cost of any items for which Landlord is reimbursed by third parties, but only to the extent of such reimbursement. Any Common Area Expenses that are required to be capitalized, in accordance with generally accepted accounting principles, shall be amortized and charged in accordance with generally accepted accounting practices. Only the annual amortized amounts of any such expenses shall be included in Common Area Expenses. The cost of any capital improvements not in repair or replacement of existing improvements shall not be included in Common Area Expenses. Landlord may cause any or all of said operation and management responsibilities to be performed by an independent contractor or contractors. Tenant shall pay to Landlord Tenant's pro rata share of such Common Area Expenses in the following manner:

                    (1) Commencing on the Rent Commencement Date, and thereafter on the first day of each calendar month of the Term, Tenant shall pay to Landlord an amount estimated by Landlord to be Tenant's share of Common Area Expenses. Landlord may adjust the monthly Common Area charge of Tenant at the end of any calendar quarter on the basis of Landlord's experience and reasonably anticipated costs.

                    (2) Prior to the expiration of each year, Landlord shall deliver to Tenant a statement covering the fiscal year of Landlord just expired, certified as correct by an authorized but independent representative of Landlord, showing the Common Area Expenses for such fiscal year, the amount of Tenant's pro rata share of such expenses for such fiscal year and the payments made by Tenant with respect to such fiscal year as set forth in subparagraph (1) immediately above. If Tenant's pro rata share of such Common Area Expenses exceeds Tenant's payments so made, Tenant shall pay Landlord the deficiency within thirty (30) days after receipt of such statement. If said payments exceed Tenant's pro rata share of such Common Area Expenses, Landlord shall refund the excess to Tenant within thirty (30) days following delivery of the aforesaid statement. If Landlord fails to furnish Tenant the required statement as provided herein, Landlord shall be deemed to have waived any right to payment from Tenant for any Common Area Expenses for the preceding fiscal year in excess of that previously paid by Tenant for such fiscal year.

                    (3) Tenant's pro rata share of the Common Area Expenses shall be that portion of all such expenses which the number of square fee of land area within the Demised Premises bears to the total number of square feet of leaseable land area within the Research Park (presently 9,010,380 square feet) which is from time to time under lease; provided, however, the latter number shall never be less than 90% (presently 8,109,342 square fee) of the total number of square feet of leaseable land area within the Research Park. There shall be an appropriate adjustment of Tenant's share of the Common Area Expenses as of the expiration of the Term of this Lease.

          (k) Landlord shall save, hold harmless and indemnify Tenant from and against all liabilities, obligations, claims, suits, damages, penalties, causes of action, costs and expenses (including without limitation, reasonable attorneys' fees and expenses) imposed or asserted against Tenant by reason of any accident, injury to or death of persons, or loss or damage to property occurring on the Common Areas to the extent the same is a result of the negligence of Landlord or its agents, servants, contractors or employees.

          (l) Tenant shall pay and discharge punctually all charges for utility services used by it.

     7.   USE OF DEMISED PREMISES
          -----------------------

     Landlord hereby consents to and Tenant may use the Demised Premises for those uses described in the Fundamental Lease Provisions ("Permitted Uses"). Tenant represents, warrants and covenants to Landlord that the Demised Premises shall be used only for Permitted Uses. By executing this Lease, Landlord acknowledges that Tenant has satisfied all qualifications for tenancy at the Research Park.

     8.   CONSTRUCTION BY TENANT
          ----------------------

          (a) All buildings and other improvements constructed by or on behalf of Tenant upon the Demised Premises are referred to in this Lease as the "Improvements." Tenant has informed Landlord that it intends to develop the Demised Premises as the first phase of a two-phase development contemplated by Tenant which may include additional land within the Research Park. Construction on the first phase of Tenant's development, which is subject to Tenant's compliance with the Restrictions, shall commence within one (1) year from final plan approval as set forth in said Restrictions. Submittals toward plan approval shall promptly commence. Tenant has informed Landlord that it intends to construct approximately __________________ (________) square feet of Floor Area in connection with the first phase of construction on the Demised Premises.

          (b) Plan submittals as well as construction in connection with any Improvements, once commenced, and all required reviews by Landlord, shall be diligently pursued to substantial completion. Attached hereto as Exhibit C is a listing of documents constituting Tenant's "Preliminary Plan Package", for its first phase of construction. All further plan or driveway submittals required by the Restrictions will be approved by Landlord for the first phase of construction so long as they are substantially consistent with the Preliminary Plan Package. Tenant, at its expense and subject to compliance with the Restrictions and all applicable building regulations, may from time to time remodel or demolish any Improvements, or construct other Improvements on the Demised Premises and remodel or demolish such other Improvements. All construction plans for the second phase of Tenant's construction will require separate plan submittal and approval as required by the Restrictions. Tenant acknowledges and agrees that construction plans for the second phase of Tenant's construction will not be granted unless Tenant has acquired a leasehold interest in that portion of the Research Park identified as Parcel IA on Exhibit A-1 and has executed an amendment to this Lease in the form of Exhibit D attached hereto.

          (c) Tenant has informed Landlord that development of the Demised Premises will require partial abandonment of Science Drive and relocation of a portion of the existing infrastructure. Landlord has approved the partial abandonment of Science Drive subject to final site plan approval and Tenant's compliance with the City of Tempe requirements. Tenant shall be solely responsible for all costs arising out of the partial abandonment of Science Drive and infrastructure relocation, including without limitation, utility relocation, City of Tempe fees, utility participation charges, permits and development fees.

     9.   INFRASTRUCTURE ASSESSMENT
          -------------------------

     Tenant shall pay to Landlord upon the Effective Date an infrastructure assessment equal to $0.75 per net square foot of Land comprising the Demised Premises as Tenant's share of Landlord's cost of constructing and installing on and off-site infrastructure facilities which serve or will serve the Demised Premises in common with other premises.

     10.  MAINTENANCE AND REPAIRS
          -----------------------

     Tenant shall at all times during the Term keep and maintain in good order and repair the Land as well as the exterior of all Improvements, howsoever the necessity or desirability of maintenance or repairs may occur. Tenant waives any right created by any law now or hereafter in force to maintain or make repairs to any portion of the Demised Premises at Landlord's expense, it being understood that neither Ground Lessor nor Landlord shall in any event be required to maintain or make any alterations, rebuildings, restorations, replacements, changes, additions, improvements or repairs to the Demised Premises. Nothing in the Lease shall be construed to require the Tenant to maintain the interior of the Improvements beyond the extent necessary to comply with applicable laws.

     11.  REGULATORY REQUIREMENTS
          -----------------------

          (a) Tenant shall promptly observe and comply with all present and future laws, ordinances, requirements, orders, directions, rules and regulations of all governmental authorities having or claiming jurisdiction over the Demised Premises or any part thereof and of all insurance companies writing policies covering the Demised Premises or any part thereof. Without limiting the generality of the foregoing, Tenant shall also procure each and every permit, license, certificate or other authorization required in connection with the lawful and proper use of the Demised Premises or required in connection with any building or improvement now or hereafter erected thereon.

          (b) Tenant covenants and agrees to pay all costs and expenses associated with enforcement, removal, remedial or other governmental or regulatory actions, agreements or orders threatened, instituted or completed pursuant to any Hazardous Materials Laws, and all audits, tests, investigations, cleanup, reports and other such items incurred in connection with any efforts to complete, satisfy or resolve any matters, issues or concerns, whether governmental or otherwise, arising out of or in any way related to the use, generation, release, management, treatment, manufacture, storage or disposal of, on, under or about, or transport to or from (any of the foregoing hereinafter a "Use") the Demised Premises of any Hazardous Materials in any amount by Tenant, its employees, agents, invitees, subtenants, licensees, assignees or contractors. For purposes of this Lease (1) the term "Hazardous Materials" shall include but not limited to asbestos, urea formaldehyde, polychlorinated biphenyls, oil, petroleum products, pesticides, radioactive materials, hazardous wastes, toxic substances and any other related or dangerous, toxic or hazardous chemical, material or substance defined as hazardous or regulated or as a pollutant or contaminant in, or the Use of or exposure to which is prohibited, limited, governed or regulated by, any Hazardous Materials Laws; and (2) the term "Hazardous Materials Laws" shall mean any federal, state, county, municipal, local or other statute, law, ordinance or regulation now or hereafter enacted which may relate to or deal with the protection of human health or the environment, including but not limited to the Comprehensive Environment Response, Compensation and Liability Act of 1980, 42 U.S. C. Section 9601, et
                                                                           --
seq.; the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et
                                                                          --
seq.; the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et
                                                                          --
seq.; the Federal Water Pollution Control Act, 33 U.S.C. Section 1251, et seq.;
                                                                       --
the Toxic Substances Control Act of 1976, 15 U.S.C. Section 2601, et seq.; Ariz.
                                                                  --
Rev. Stat. Ann., Title 49 (the "Arizona Environmental Quality Act of 1986"); and any rules, regulations or guidelines adopted or promulgated pursuant to any of the foregoing as they may be amended or replaced from time to time.

          (c) Upon reasonable advance notice to Tenant, Landlord shall have the right, from time to time during Tenant's regular business hours, to enter upon and, as accompanied by a representative of Tenant, inspect the Demised Premises for purposes of satisfying itself as to whether Tenant is in compliance with the requirements of Section 11(a) above.

          (d) Tenant acknowledges that Landlord has provided to Tenant an environmental assessment report on the Research Park (excluding Lots 3, 4, 8, 9, 10, 11, 12, 19, 32, 39, 42 and 44) prepared by Foree & Vann, Inc., dated October 13, 1993 ("Report"). Except as otherwise disclosed in said Report, Landlord, to the extent of its current actual knowledge, knows of no Hazardous Materials contamination of the Research Park or the Demised Premises.

          (e) Landlord covenants and agrees to pay all costs and expenses associated with enforcement, removal, remedial or other governmental or regulatory actions, agreements or orders threatened, instituted or completed pursuant to any Hazardous Materials Laws, and all audits, tests, investigations, cleanup, reports and other such items incurred in connection with any efforts to complete, satisfy or resolve any matters, issues or concerns, whether governmental or otherwise, arising out of or in any way related to the Use of Hazardous Materials in any amount by Landlord, its employees, agents, invitees, predecessors in interest, licensees, assignees or contractors.

          (f) Landlord covenants and agrees diligently to enforce against other tenants of the Research Park those provisions of applicable tenant leases which pertain to Hazardous Materials and Hazardous Materials Laws.

     12.  INDEMNIFICATION
          ---------------

          (a) Except to the extent caused by the gross negligence of Ground Lessor or Landlord, or their agents, contractors, servants or employees, Tenant shall save, hold harmless and indemnify Ground Lessor, Landlord and their agents, employees and contractors performing management functions for the Research Park from and against all liabilities, obligations, claims, causes of action, suits, damages, penalties, assessments, taxes, fees, costs and expenses (including without limitation, reasonable attorneys' fees and expenses) imposed upon or asserted against Ground Lessor or Landlord by reason of (i) any use, nonuse or condition of the Demised Premises or any part thereof, (ii) any accident, injury to or death of persons (including workmen) or loss of or damage to property occurring on the Demised Premises or any part thereof, (iii) any failure on the part of Tenant to perform or comply with any of the terms of this Lease, (iv) performance of any labor or services or the furnishing of any materials or other property in respect of the Demised Premises or any part thereof by, on behalf of or at the request of Tenant, (v) any accident, injury to or death of persons (including workmen) or loss of or damage to property arising from or in any way related to construction of the Improvements, (vi) any failure on the part of Tenant to comply with any of the matters set forth in
Section 7 and Section 11; or (vii) any violation or breach by Tenant of the Restrictions or the Declaration of Height Limitations referred to in Section 48 below.

          (b) Landlord shall save, hold harmless and indemnify Tenant and its agents, employees and contractors from and against all liabilities, obligations, claims, suits, damages, penalties, costs and expenses (including without limitation, reasonable attorneys' fees and expenses) imposed upon or asserted against Tenant by reason of (I-i) the gross negligence of Landlord or its agents, contractors, servants or employees, or (ii) any failure on the part of Landlord to perform or comply with any of the terms of this Lease including any failure on the part of the Landlord to comply with any of the matters set forth in Section 11.

          (c) In the event any indemnified party should be made a defendant in any action, suit or preceding brought by reason of any act or omission of the indemnifying party, the indemnifying party shall at its own expense resist and defend such action, suit or proceeding by counsel reasonably approved by the indemnified party. If any such action, suit or proceeding should result in a final judgment against the indemnified party, the indemnifying party shall promptly satisfy and discharge such judgment or shall cause such judgment to be promptly satisfied and discharged. The obligations of the indemnifying party under this Section arising by reason of any such occurrence taking place while this Lease is in effect shall survive any termination of this Lease.

     13.  INSURANCE
          ---------

          (a) Without limiting Tenant's indemnity obligations set forth in this Lease (but subject to the waiver of subrogation provided in Section 13(c) below), Tenant shall, at its sole cost and expense, procure and maintain throughout the Term commercial general liability insurance in the amount of $10,000,000 combined single limited (CSL).

          (b) All policies of insurance required under Section 13(a) above will name the Ground Lessor and Landlord and its managing agent(s) as additional insureds, and certificates thereof will be delivered to Landlord within ten (1) days after the delivery of possession of the Demised Premises to Tenant and within 30 days prior to the expiration of the term of each policy. All policies of insurance required hereunder must contain a provision that the insurance carrier will notify in writing the insured and Landlord thirty (30) days in advance of any cancellation or lapse or the effective date of a reduction in the amount of insurance. All policies of insurance required hereunder shall be written as primary policies. The Tenant further covenants and agrees to increase liability insurance in additional amounts as Landlord may reasonably require. All policies of insurance required hereunder shall be issued by responsible insurance companies qualified to do business in the State of Arizona with a Best's Rating Guide rating of at least A-Class VIII or, if Best's Rating Guide ceases to be published, an equivalent rating reasonably acceptable to Landlord.

          (c) In the event any liability indemnified against under Section 12 or elsewhere in this Lease is also insured against under Section 13 or otherwise, the indemnification obligation shall only extend to the portion of the liability exceeding the amount of insurance proceeds, if any, received by the party being indemnified, the parties hereby waiving all rights of subrogation to the extent permitted by any applicable insurance policies.

          (d) Tenant may procure, but shall not be required to procure, property damage and/or casualty insurance. In the event Tenant does so, Tenant shall be the sole owner thereof and Landlord shall have no interest or rights therein.

     14.  LIENS
          -----

          (a) Tenant shall have no power to do any act or make any contract which may create or be the basis for any lien, mortgage or other encumbrance upon the interest of Landlord in the Demised Premises. Under no circumstances shall the interest of Ground Lessor in and to the Demised Premises be subject to any such lien, mortgage or other encumbrance.

          (b) If, because of any act or omission or alleged act or omission of Tenant, any mechanics', materialmen's or other lien, charge or order for the payment of money shall be filed or recorded against ground Lessor, Landlord or the Demised Premises (whether or not such lien, charge or order is valid or enforceable as such), Tenant shall, at its own expense, cause the same to be released and discharged of record within thirty (30) days after Tenant shall have received notice of the filing or recording thereof, or Tenant may, within said period, record a surety bond pursuant to Section 33-1004, Arizona Revised Statutes, in the case of a mechanics' or materialmen's lien, or furnish to Landlord a bond satisfactory to Landlord against any other lien, charge or order, in which case Tenant shall have the right in good faith to contest the validity or amount thereof.

     15.  DAMAGE OR DESTRUCTION
          ---------------------

     In the event any portion of the Demised Premises is damaged by fire or any other peril, Tenant, at its election, either (a) shall promptly commence and proceed diligently with the work of restoring the same, or (b) shall raze all damaged Improvements and return the Demised Premises to their condition preceding execution of this Lease.

     16.  EMINENT DOMAIN
          --------------

          (a) If the whole of the Demised Premises shall be taken or condemned under the right of eminent domain or if such a substantial part of the Demised Premises shall be taken as shall result in the portion remaining being unsuitable for the use being made thereof at the time of such taking, then this Lease shall terminate as of the date upon which title shall vest in such condemning authority. The net awards or payments on account of any taking shall be apportioned as follows:

                    (i) Ground Lessor shall receive that portion of the award attributable to the value of the Land.

                    (ii) Tenant shall receive that portion of the award attributable to the value of the Improvements.

          (b) If only a part of the Demised Premises shall be so taken or condemned and the part not so taken can, in Tenant's reasonable judgment, be adapted for the use then being made thereof, this Lease shall remain in full force and effect without any abatement or reduction rent except as provided in Section 16(c), and Tenant, whether or not its portion of the awards or payments, if any, on account of such taking shall be sufficient for the purpose, at its own expense shall promptly commence and complete the restoration of the Improvements on the Demised Premises as nearly as possible to their value, condition and character immediately prior to such taking or condemnation. Tenant shall have no entitlement to any rent reduction for any taking or condemnation of Land which does not result in a reduction in the net square footage of the Demised Premises.

          (c) In the event that a taking or condemnation results in a reduction of the net square footage of the Land, the Annual Rent and Additional Charges payable by Tenant hereunder shall be reduced, effective as of the date of Tenant's loss of use thereof, by a fraction the numerator of which shall be the total reduction in the net square footage of the Land and the denominator of which shall be the total net square footage of the Land as originally set forth in the Fundamental Lease Provisions.

          (d) If the award or payments on account of any taking shall not be divided or apportioned by the court or the condemning authority into the portions set forth in Section 16(a), and if Landlord and Tenant shall be unable to agree on such apportionment, then such apportionment shall be determined by appraisers. Landlord and Tenant shall each appoint an appraiser, and the two appraisers so appointed shall promptly appoint a third appraiser. Within thirty
(30) days after the appointment of the third appraiser, the two appraisers appointed by Landlord and Tenant shall each determine and report to the third appraiser the appropriate apportionment. Within ten (10) days thereafter, the third appraiser shall determine which of the two apportionments determined by the appraisers appointed by Landlord and Tenant is the more appropriate apportionment and the apportionment chosen by the third appraiser shall be binding upon the parties. All appraisers shall be members of the American Institute of Real Estate Appraisers (M.A.I.) or, if such Institute shall not then exist, members of its successor organization or an organization of substantially equivalent stature. The fees of the appraisers shall be borne equally by Landlord and Tenant.

     17.  DEFAULTS AND REMEDIES
          ---------------------

          (a) The occurrence of any one or more of the following events shall constitute a "Default" hereunder by Tenant:

               (1) The failure by Tenant to make any payment of Annual Rent or any Additional Charges required to be paid by Tenant hereunder on the date such payment was due (and expiration if any applicable grace period), where such failure shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant.

               (2) The failure by Tenant or any sublessee of Tenant to observe or perform the covenant set forth in Section 7 where such failure shall continue for a period of sixty (60) days after written notice thereof from Landlord to Tenant.

               (3) The failure by Tenant to observe or perform any express or implied covenant or provision of this Lease to be observed or performed by Tenant, other than as specified in (1) and (2) above, where such failure such continue for a period of sixty (60) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that it is capable of being cured but more than sixty (60) days are reasonably required for its cure, then Tenant shall not be deemed to be in Default if Tenant shall commence such cure within said sixty (60) day period and thereafter diligently prosecute such cure to completion.

       (b) In the event of a Default by Tenant, in addition to any other remedies available to Landlord at law or in equity, Landlord may, without notice or demand of any kind to Tenant, have any one or more of the following described remedies:

               (1) Landlord shall have the right, at its election, to reenter the Demised Premises, or any part thereof, either with or without process of law, and to expel, remove and put out Tenant and persons occupying the Demised Premises under Tenant, using such force as may be necessary in so doing, to take full possession of and control over the Demised Premises and to have, hold and enjoy the same and to receive all rental income of and from the same. No reentry by Landlord shall be deemed an acceptance of a surrender of this Lease, nor shall it absolve or discharge Tenant from any liability under this Lease. No reentry by Landlord shall be deemed to effect a termination of this Lease unless so stated by Landlord in a written notice delivered to Tenant.

               (2) Landlord shall have the right, at its election, with or without reentry as provided in subparagraph (1) immediately above, to give written notice to Tenant stating that this Lease and the Term hereby demised shall terminate on the date specified by such notice, and upon the date specified in such notice this Lease and the Term hereby demised and all rights of Tenant hereunder shall terminate. Upon such termination, Tenant shall quit and peacefully surrender to Landlord the Demised Premises and the Improvements then situated hereon.

               (3) At any time and from time to time after such reentry, Landlord may relet the Demised Premises, or any part thereof, in the name of Landlord or otherwise, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term of this Lease), and on such conditions (which may include concessions or free rental) as Landlord, in its reasonable discretion, may determine and may collect and receive the rental therefor. However, in no event shall Landlord be under any obligation to relet the Demised Premises or any part thereof, and Landlord shall in no way be responsible or liable for any failure to relet or for any failure to collect any rental due upon any such reletting. Even though it may relet the Demised Premises, Landlord shall have the right thereafter to terminate this Lease and all of the rights of Tenant in or to the Demised Premises.

               (4) Unless Landlord shall have notified Tenant in writing that it has elected to terminate this Lease, no such reentry or action in lawful detainer or otherwise to obtain possession of the Demised Premises shall relieve Tenant of its liability and obligations under this Lease; and all such liability and obligations shall survive any such reentry. In the event of any such reentry, whether or not the Demised Premises, or any part thereof, shall have been relet, Tenant shall pay to Landlord the entire rental and all other charges required to be paid by Tenant up to the time of such reentry of this Lease, and thereafter Tenant, until the end of what would have been the Term of this Lease in the absence of such reentry, shall be liable to Landlord, and shall pay to Landlord, as and for liquidated and agreed damages for Tenant's Default:

                    (i) The amount of Annual Rental and Additional Charges which would be payable under this Lease by Tenant if this Lease were still in effect, less

                    (ii) The net proceeds of any reletting, after deducting all of Landlord's reasonable expenses in connection with such reletting, including without limitation all reasonable repossession costs, brokerage commissions, legal expenses, attorneys' fees, alteration and repair costs and expenses of preparation for such reletting.

Tenant shall pay such damages to Landlord monthly as and when payments of Annual Rent are due, and Landlord shall be entitled to recover from Tenant monthly as the same shall arise. Tenant shall be liable for such damages on a monthly basis, whether or not in any prior year or years the net proceeds described in subparagraph (ii) above shall have exceeded the Annual Rent and Additional Charges described in subparagraph (i) above.

               (5) In the event of any breach or threatened breach by Tenant of any of the terms, covenants or agreements contained in this Lease, Landlord shall have, in addition to any specific remedies provided in this Lease, the right to invoke any right or remedy allowed by law or in equity or by statute or otherwise, including the right to enjoin such breach or threatened breach.

               (6) Each right and remedy of Landlord provided for in this Lease shall be cumulative and in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise; and the exercise or beginning of the exercise by Landlord of any one or more of such rights or remedies shall not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise.

          (c) No waiver or breach of any term of this Lease shall be construed as a waiver of any succeeding breach of the same or any other term.

     18.  ASSIGNMENT AND SUBLETTING
          -------------------------

          (a) Tenant shall not, either voluntarily or by operation of law, sell, assign or transfer this Lease, or sublet the Demised Premises or any part thereof, or permit the Demised Premises or any part thereof to be occupied by anyone than Tenant or Tenant's employees or invitees (all of the foregoing collectively referred to in this Section 18 as a "Transfer"), without providing Landlord at least thirty (30) days advance notice of such Transfer without the prior written consent of Landlord, such consent not to be unreasonably withheld.

          (b) No Transfer, even with the consent of Landlord, shall relieve Tenant of its obligation to pay the Annual Rent and the Additional Charges and to perform all the other obligations to be performed by Tenant hereunder. The acceptance by Landlord of any payment of Annual Rent or Additional Charges from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any Assignment.

          (c) Each transfer shall be a written instrument executed by the assignor, sublessor or transferor, and by which the assignee, sublessee or transferee shall agree in writing for the benefit of Landlord; (i) if a sublessee, to abide by and in its use and occupancy of the Demised Premises to comply with the terms and conditions of this Lease, or (ii) if an assignee of Tenant's interest, to assume, to be bound by, and to perform the terms, covenants and conditions of this Lease to be done, kept and performed by Tenant. One executed copy of such written instrument shall be delivered to Landlord.

          (d) Tenant has informed Landlord that Tenant intends to sublet the Demised Premises to Avnet, Inc. ("Subtenant") pursuant to a lease agreement executed concurrently herewith (the "Sublease"). Tenant represents and warrants to Landlord that Subtenant agrees in the Sublease to use the Demised Premises for the following purposes: corporate, national or regional headquarters of a division, subsidiary or affiliate of Subtenant. Based upon the foregoing representation, Landlord confirms that the foregoing described use is a "Permitted Use" under this Lease (as that term is defined in Section 7 above).

     19.  HYPOTHECATION OF LEASEHOLD ESTATE
          ---------------------------------

          (a) Tenant is hereby given the right, at any time and from time to time, to mortgage its leasehold estate in the Demised Premises (but in no event the fee or Landlord's leasehold estate), provided that any such leasehold mortgage shall be subject and subordinate to the rights of Landlord hereunder. As used in this Section and throughout this Lease, the noun "mortgage" shall include a deed of trust, the verb "mortgage" shall include the creation of a deed of trust, the word "mortgagee" shall include the beneficiary under a deed of trust, and the terms "foreclose" or "foreclosure" shall include a trustee's sale under a deed of trust and an assignment of the mortgagor's interest in the Demised Premises to the mortgagee in lieu of foreclosure as well as a foreclosure by judicial process.

          (b) If mortgagee shall have given Landlord, before any Default shall have occurred hereunder, a written notice specifying the name and mailing address of the mortgagee, then Landlord shall not terminate this Lease by reason of the occurrence of any Default hereunder unless Landlord shall have given the mortgagee a copy of its notice to Tenant of such Default addressed to the mailing address last furnished by the mortgagee, and such Default shall not have been cured by said mortgagee as provided in Sections 19(c) or 19(d) below.

          (c) Tenant irrevocably directs that Landlord accept, and Landlord agrees to accept, performance by any such mortgagee of any term, covenant, agreement, provision, condition or limitation on Tenant's part to be performed or observed as though performed or observed by Tenant, provided such performance by said mortgagee shall occur within the time prescribed therefor in this Lease, plus an additional grace period of thirty (30) days thereafter or, if said Default is curable but not within said thirty (30) day period, then within such additional time as may be necessary to cure the same provided the mortgagee commences the curing thereof within such thirty (30) day period and thereafter prosecutes the curing of such Default to completion with all due diligence; provided, however, with respect to any Default hereunder which cannot be cured by said mortgagee until it obtains possession of the Demised Premises, the provisions of Section 19(d) shall apply.

          (d) In the event of a Default by Tenant under this Lease which cannot be cured by a mortgagee without first obtaining possession of the Demised Premises, then, and notwithstanding any other provision contained in this Lease, Landlord shall not terminate this Lease by reason of such Default if (i) said mortgagee, within the thirty (30) day grace period set forth in Section 19(c) shall have commenced, and thereafter diligently proceeds with, an appropriate proceeding to foreclose such mortgage or otherwise obtains possession of the Demised Premises, and (ii) said mortgagee shall have cured such Default within 30 days following its obtaining possession of the Demised Premises (or, if said Default is curable but not within said thirty (30) day period, then within such additional time as may be necessary to cure the same provided the mortgagee commences the curing thereof within such thirty (30) day period and thereafter prosecutes the curing of such Default to completion with all due diligence).

          (e) During the pendency of any foreclosure proceedings, mortgagee shall fully perform all the obligations of Tenant under this Lease that can be performed by such mortgagee without possession of the Demised Premises (including, but not limited to, payment of all Rent, all Additional Charges, and any and all other monies due and payable by Tenant hereunder); provided, however, that if such mortgagee obtains possession of the Demised Premises during the time that it is enforcing its foreclosure remedy or as a result thereof, then such mortgagee shall perform fully all of Tenant's obligations under this Lease. In the event such mortgagee or any purchaser at a judicial or non-judicial foreclosure sale ("purchaser") acquires title to the leasehold estate through such a foreclosure proceedings, or otherwise, it shall thereupon become subrogated to all the rights of the Tenant under this Lease whereupon:

                    (i)    Tenant shall have no further right hereunder; and

                    (ii) Such mortgagee or purchaser shall forthwith be obligated to assume and perform such and all of Tenant's obligations and covenants hereunder.

          (f) In the event a mortgagee or purchaser acquires title to the leasehold estate of Tenant, then, at any time thereafter when said mortgagee or purchaser is not then in default under this Lease, Landlord shall, upon written request of mortgagee or purchaser deliver a new lease of the Demised Premises to the mortgagee or purchaser. The new lease (whether it be granted to the mortgagee or purchaser) shall have a term equal to the remainder of the Term of this Lease and shall be upon the terms and conditions herein contained, except for requirements which are no longer applicable or have already been performed. The mortgagee or purchaser shall have the right to a new lease as set forth above provided that mortgagee or purchaser shall reimburse Landlord for all of Landlord's expenses, including reasonable attorneys' fees, incident to such efforts.

          (g) Upon the written request of any mortgagee or prospective mortgagee, and for the benefit of said mortgagee or its nominee, Landlord will promptly deliver to said mortgagee a certificate setting forth the matters set forth in Section 21.

          (h)  Notwithstanding anything to the contrary contained in this
Section 19, the mortgagee, on or after acquiring ownership of Tenant's leasehold estate, may assign this Lease without the necessity of obtaining Landlord's consent and, upon any such assignment, provided such assignee shall assume and agree to perform and be bound by all of the terms hereof, be released from all liability hereunder except for obligations occurring during its ownership of said leasehold estate.

     20.  SUBORDINATION
          -------------

          (a) This Lease shall be subject and subordinate at all times to the Ground Lease, and to the lien of any mortgages or deeds of trust of the Ground Lessor or the Landlord in any amount or amounts whatsoever now or hereafter placed on or against the Demised Premises, the Ground Lease, or Landlord's leasehold estate in this Lease without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination; provided, however, that so long as no Default exists, the terms of this Lease shall not be affected by termination proceedings in respect to the Ground Lease or by foreclosure or other proceedings under such mortgages or deeds of trust, Tenant hereby agreeing, at the written request of the Ground Lessor, or the purchaser in such foreclosure or other proceedings, to attorn to the Ground Lessor, or to such purchaser, as applicable (provided the Ground Lessor or such purchaser agrees to recognize Tenant's leasehold estate and not disturb Tenant's tenancy so long as Tenant is not in Default under any of the terms, covenants or conditions of this Lease), or, at Ground Lessor's or such purchaser's option, as the case may be, to enter into a new lease for the balance of the term hereof upon the same terms and provisions as are contained in this Lease. Notwithstanding the foregoing, Tenant shall execute and deliver such further instrument or instruments evidencing such subordination of this Lease to the Ground Lease, or the lien of any such mortgage or mortgages or deeds of trust as may be requested by Landlord within ten (10) days from Tenant's receipt of such request provided such instrument also evidences Tenant's rights of recognition and non-disturbance.

          (b) Any transfer by Landlord of its leasehold estate under this Lease shall be subject to the rights and obligations of Tenant hereunder; and Tenant shall attorn to Landlord's transferee. Upon any such transfer and the assumption of liability therefor by Landlord's transferee, and written notice of such transfer to Tenant, Landlord shall be and is hereby entirely freed and released of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act or omission related to the Research Park, the Demised Premises or this Lease occurring after the consummation of such transfer.

          (c) To evidence the agreements set forth in paragraphs (a) and (b) above, simultaneously with the execution of this Lease, Ground Lessor, Landlord and Tenant shall execute and record a Recognition, Non-Disturbance and Attornment Agreement in the form of Exhibit E attached hereto.

     21.  ESTOPPEL CERTIFICATE
          --------------------

          (a) Upon receipt of a written request from the other, Landlord and Tenant shall each, from time to time, and within ten (10) days from receipt of such request, execute, acknowledge and deliver

          (b) Failure to deliver such statement within such time shall be conclusive (i) that this Lease is in full force and effect, without modification except as may be represented by the party requesting the certificate, (ii) that there are no uncured defaults in performance by the party requesting the certificate, and (iii) that all Annual Rent and Additional Charges have been paid as of the date set forth in such certificate. Any prospective purchaser or encumbrancer of all or any portion of an estate in the Demised Premises may rely upon the matters set forth in (i), (ii) and (iii) the same as if they were set forth in a certificate from the party from whom such a certificate was requested under (a) above.

     22.  GOVERNING LAW
          -------------

     The Lease shall be governed by and construed pursuant to the laws of the State of Arizona and it is agreed that the venue of any legal suit or action for enforcement of any obligation contained herein shall be Maricopa County, Arizona. This lease shall not be construed either for or against Landlord or Tenant, but rather shall be interpreted in accordance with the general terms of the language in an effort to reach an equitable result.

     23.  STATUS OF TENANT
          ----------------

     Tenant covenants that it is a valid and existing corporation under the laws of the State of Minnesota that it is duly authorized to transact business in the State of Arizona, and that it has full right and authority to enter into this Lease.

     24.  SUCCESSORS AND ASSIGNS
          ----------------------

     Except as otherwise provided in this Lease, all of the covenants, conditions and provision of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

     25.  ATTORNEYS' FEES
          ---------------

     In the event that either Landlord or Tenant bring suit against the other because of the breach of any provision of this Lease, then all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment.

     26.  PERFORMANCE BY TENANT
          ---------------------

     All covenants to be performed by Tenant shall be performed at Tenant's sole cost and expense and without any abatement of Annual Rent or Additional Charges. If Tenant shall fail to pay any sum of money, other than Annual Rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for ten (10) days after notice thereof by Landlord, Landlord may, without releasing Tenant from any obligations, but shall not be obligated to, make any such payment or perform any such other act on Tenant's part to be made or performed. All sums so paid by Landlord, and all necessary incidental costs shall bear interest thereon at an annual rate of two (2) percentage points above the annual interest rate published from time to time by The Wall Street Journal under the masthead "Money Rates" as the Prime Rate in effect at the due date (and thereafter adjusted quarterly, but not more than the maximum contractual rate permissible by law), from the date of such payment by Landlord and shall be payable to Landlord on demand. In the event that

The Wall Street Journal ceases to publish a Prime Rate, then interest shall be calculated with reference to an equivalent index selected by Landlord.

     27.  MORTGAGE PROTECTION
          -------------------

     In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering Landlord's leasehold estate under this Lease whose address shall have been furnished it, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Demised Premises by power of sale or a judicial foreclosure, it such should prove necessary to effect a cure.

     28.  WAIVER
          ------

     The waiver by either Landlord or Tenant of any breach of any term herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term herein contained, nor shall any custom or practice which may grow up between the parties in the administration of the terms hereof be deemed a waiver of, or in any way affect, the rights of either Landlord or Tenant to insist upon the performance by the other in strict accordance with said terms. The subsequent acceptance of Annual Rent or any Additional Charges by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term of this Lease, other than the failure of Tenant to pay the Annual Rent or Additional Charges so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Annual Rent or Additional Charges.

     29.  EXAMINATION OF LEASE
          --------------------

     Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for Lease, and it is not effective as a Lease or otherwise until execution by and delivery to both Landlord and Tenant.

     30.  TIME
          ----

     Time is of the essence with respect to the performance of every provision of this Lease in which time or performance is a factor.

     31.  PRIOR AGREEMENTS, AMENDMENTS
          ----------------------------

     This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement, understanding or representation, pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

     32.  SEVERABILITY
          ------------

     Any provision of this Lease which shall prove to be invalid, void or illegal in no way affects, impairs or invalidates any other provision hereof, and such other provision shall remain in full force and effect.

     33.  RECORDING
          ---------

     A memorandum of Lease in the form attached hereto as Exhibit F shall be executed and recorded promptly after the full execution of this Lease.

     34.  LIMITATION ON LIABILITY
          -----------------------

     In consideration of the benefits accruing hereunder, Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord, Tenant shall not have recourse against any of the assets of Landlord except Landlord's leasehold estate under this Lease and Landlord's leasehold estate under the Ground Sublease.

     35.  NONSUBORDINATED SUBLEASE
          ------------------------

     This is a nonsubordinated sublease. Neither Ground Lessor nor Landlord is obligated to subordinate its rights in the Demised Premises to any loan or money encumbrance that Tenant shall place against Tenant's subleasehold interest.

     36.  CONSENT OF LANDLORD AND TENANT
          ------------------------------

     In the event of the failure of Landlord or Tenant to give any consent or approval required herein, if it is either provided herein or held to be that any such consent or approval shall not be unreasonably withheld or delayed, the requesting party shall be entitled to seek specific performance at law and shall have such other remedies as are reserved to it under this Lease, but in no event shall Landlord or Tenant be responsible for damages to anyone for such failure to give consent or approval.

     37.  RECAPTURE BY LANDLORD
          ---------------------

     In the event the Demised Premises are not occupied with at least 25% of the Floor Area of the Demised Premises being actively used for a period of 365 consecutive days ("Dark Period"), then Landlord after notice to Tenant as provided below and to any trust deed beneficiary or mortgagee as provided in
Section 27 above (a "Lender"), shall have the right, but not the obligation, to terminate this Lease and retake possession of the Demised Premises unless within (sixty) 60 days after the giving of Landlord's notice of intent to terminate:

               a. The Demised Premises are occupied with at least 25% of the Floor Area of the Demised Premises being actively used, or

               b. Tenant provides to Landlord reasonable evidence that Tenant is actively and diligently exercising such rights or remedies available to Tenant to cause a sublessee or sublessees approved by Landlord pursuant to
Section 18 above (an "Approved Sublessee") to end the Park Period, or

               c. Tenant or any Approved Sublessee provides to Landlord reasonable evidence that the Approved Sublessee is actively and diligently exercising commercially reasonable efforts to assign or sublease its interest in the Demised Premises and such efforts thereafter are diligently continued to end the Dark Period, or

               d. Tenant or any Lender provides Landlord with reasonable evidence that the Lender is actively and diligently exercising its rights and remedies under its deed of trust or mortgage to cause Tenant pursuant to Section 18 above to end the Dark Period (the foregoing notice and cure rights provided to a Lender are not in limitation of the rights provided to a Lender under
Section 27 above); and

               e. At all times Tenant shall continue to maintain or cause the Demised Premises to be maintained in accordance with the standards prescribed in this Lease and in the Restrictions.

Upon such termination, Tenant shall have no further rights or obligations under this Lease.

     38.  TITLE OF IMPROVEMENTS
          ---------------------

     During the Term of this Lease, ownership of the Improvements shall be vested in Tenant. Upon expiration or termination of this Lease, title to the Improvements shall automatically vest in Landlord.

     39.  SURRENDER
          ---------

     Upon the expiration or other termination of the Term, Tenant shall quit and surrender to Landlord the Demised Premises, including all Improvements, buildings, replacements, changes, additions and other improvements thereon, with all non-trade fixtures and equipment in or appurtenant thereto in their then existing condition (but excluding any personal property of Tenant) or, if requested by Landlord, shall clear the land, putting the same into the same condition as existed prior to the execution of this Lease.

     40.  RESTRICTIONS - AMENDMENTS
          -------------------------

     Tenant agrees that its construction, use, maintenance, ownership and operation of the Demised Premises are subject to the Restrictions, as attached hereto as Exhibit G. Subject to the limitations set forth in Section 6(i), Tenant specifically acknowledges and agrees that Landlord may effect amendments to the Restrictions without the prior written consent of Tenant so long as any such amendments (i) shall apply equally and without discrimination to all persons entitled to the use and occupancy of land within the Research Park, (ii) shall not prohibit Subtenant's intended use of the Demised Premises (as described in the Fundamental Lease Provisions) or any other Permitted Use, (iii) shall not permit uses within the Research Park which are not then common to first class research parks located within the southwestern United States, and (iv) do not, in Tenant's reasonable judgment, impose an excessive financial burden on Tenant. Tenant further agrees upon reasonable advance written notice to allow Landlord to enter upon and inspect the Demised Premises during Tenant's normal working hours for purposes of monitoring Tenant's compliance with said Restrictions. Landlord agrees that it will not grant to any other Research Park tenant or to any other third party the right to enforce any provision of the Restrictions against Tenant or Subtenant. The preceding sentence shall not apply to enforcement of the Restrictions on behalf of Landlord by any person or entity retained by Landlord to manage the Research Park.

     41.  QUIET POSSESSION
          ----------------

     Landlord agrees that Tenant, upon paying the Annual Rent and Additional Charges when due and performing all other covenants and conditions of this Lease, may quietly have, hold and enjoy the Demised Premises during the Term hereof. It is further the intention of the parties hereto that the covenants of this Lease be independent of each other.

     42.  WATER RESOURCES
          ---------------

     It is the announced policy of the State of Arizona, that groundwater resources be conserved and therefore, with respect to any landscaped area of the Demised Premises are required by the Restrictions, Tenant will use only those plants and planting materials that have been approved for use in the Research Park by the Arizona Department of Water Resources. Upon request, Landlord will furnish Tenant with a listing of such approved plants and planting materials. Furthermore, Tenant will not allocate more than 15% of its landscaped area to turf. Furthermore, no more than 20% of the turfed area developed by Tenant will be overseeded with any seed variety during the winter dormancy period for Bermuda grass. Furthermore, no outdoor water bodies such as fountains and reflecting ponds will be installed by Tenant. For purposes of this Section 42, "landscaped area" shall mean all areas of the Demised Premises not improved with Improvements, parking areas and driveways.

     43.  NOTICES
          -------

     Any notice required or permitted to be given hereunder must be in writing and may be given by personal delivery or by mail, and if given by mail shall be deemed given if sent by registered or certified mail addressed to Tenant, or to Landlord at the addresses set forth in the

Fundamental Lease Provisions. Either may, by written notice to the other, specify a different address for notice purposes.

     44.  BROKERS
          -------

          (a) Except for Bill Littleton of Colliers, Inc. ("Broker") and except as set forth in (b) below, each party warrants to the other party that the warranting party had not dealings with any other real estate broker or agent in connection with the negotiation of this Lease, and that it knows of no other real estate broker or agent who is or might be entitled to a commission in connection with this Lease and agrees to hold the other party harmless from any claims of any brokers claiming a commission on account of any actions of the warranting party. Landlord shall be solely responsible for any commission payable to Broker as a result of the closing of this lease transaction.

          (b) Landlord has informed Tenant that Landlord is represented by P.C.I. Associates, Ltd., and by Sunbelt Holdings Management, Inc., pursuant to an asset management agreement with Landlord. Landlord shall be solely responsible for all fees payable to said entities as a result of the closing of this lease transaction.

     45.  NET LEASE
          ---------

     It is the intention of the parties hereto that, except as otherwise provided in this Lease, this Lease shall be a net lease and that Landlord shall receive the rents herein reserved and all sums which shall or may become payable hereunder by Tenant free from all taxes, charges and expenses of every kind or sort whatsoever (exclusive of rentals due under the Ground Lease) and that Tenant shall and will and hereby expressly agrees to pay all such sums which, except for the execution and delivery of this Lease, would have been chargeable against the Demised Premises and payable by Landlord.

     46.  TENANT'S TITLE INSURANCE
          ------------------------

     At Tenant's option and at Tenant's sole expense, Tenant may obtain a policy of title insurance insuring Tenant's subleasehold interest in the Demised Premises. Tenant's obligations under this Lease shall not be contingent upon the form or content of any such policy of title insurance.

     47.  HEIGHT RESTRICTIONS
          -------------------

     Tenant acknowledges that it has received a copy of that certain Declaration of Height Limitations ("Declaration") recorded at Document No. 96-0774295, Official Records of Maricopa County, Arizona. Tenant agrees to comply with said Declaration.

     48.  COMMON DRIVEWAY EASEMENT
          ------------------------

     As a condition to approving Tenant's Plans for constructing the Improvements, Landlord has required Tenant to construct and maintain, and Tenant hereby agrees to construct and maintain, a common driveway over a portion of the Demised Premises and Research Park land adjacent to the Demised Premises. Landlord and Tenant have agreed to grant to one another reciprocal rights to use said common driveway. Upon execution of this Lease, Landlord and Tenant shall execute and record the Agreement for Use of Common Driveway in the form of Exhibit H attached hereto.

                        [SIGNATURES ON FOLLOWING PAGE]

          IN WITNESS WHEREOF, the parties have executed this Lease as of the day and year first above written.


                              PRICE-ELLIOTT RESEARCH PARK, INC., an Arizona nonprofit corporation

                              By:   /s/ A. J. Pfister
                                    --------------------------------------
                                    A. J. Pfister
                              Its:  President


                                                                        LANDLORD



                              RYAN COMPANIES US, INC., a
                              Minnesota corporation

                              By:    /s/ John Strittmatter
                                     --------------------------------------
                              Name:  John Strittmatter
                                     --------------------------------------
                              Title: VP
                                     --------------------------------------

                                                                          TENANT